EXHIBIT 10.58
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED ***
AMENDMENT NO. 2 TO AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment No. 2 (“Amendment”) is dated June 6, 2022

BETWEEN

(1)    Abbott Diabetes Care Inc., a Delaware corporation having its principal place of business at 1420 Harbor Bay Parkway, Alameda, CA 94502 (“ADC”); and

(2)    Insulet Corporation, a Delaware corporation having its principal place of business at 100 Nagog Park, Acton, MA 01729 (“Insulet”)

Each of which is referred to as a “Party” and collectively referred to as the “Parties”.

CONSIDERATIONS

(A)    Following the adoption of the Commission Implementing Decision (EU) 2021/914 of 4 June 2021 on standard contractual clauses (“Standard Contractual Clauses”), Parties agree to amend Exhibit 8.4(b) to the Amended and Restated Development and Commercialization Agreement between ADC and Insulet, entered into as of September 13, 2021 (“Agreement”), regarding the transfer of Personal Information from the EEA to outside the EEA.

(B)    Following the adoption of the Standard Data Protection Clauses by the UK Information Commissioner under S119A(1) Data Protection Act 2018 (“UK Addendum”), parties agree to add an Exhibit 8.4(c) to the Agreement regarding the transfer of Personal Information from the UK to outside the UK.

IT IS AGREED:

1.DATA AND CYBER SECURITY ARTICLE IX

1.1 The following will be added to Section 9.2(a) – Data Security Breach:

In the event a Party becomes aware of a Data Security Breach, such Party shall notify the other Party without undue delay but in any case no longer than *** from when such Party becomes aware of the Data Security Breach.

2.AMENDMENT EXHIBIT 8.4(B) – EU STANDARD CONTRACTUAL CLAUSES

2.1 Exhibit 8.4(b) to the Agreement will be replaced by the following:

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ANNEX I

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ANNEX II

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2. ADDITION OF EXHIBIT 8.4(C) – UK ADDENDUM

2.1 The following Exhibit 8.4(c) will be added to the Agreement:

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3.No Other Amendments. Except as modified herein, all other terms of the Agreement and SOW shall remain in full force and effect.

Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.

By: /s/ Katharine Spayde
Name: Katharine Spayde
Title: DVP, Abbott Diabetes Care
Date: 6/23/2022
INSULET CORPORATION
By: /s/ George Russo
Name: George Russ
Title: VP Strategy & Corporate Developmen
Date: 6/20/2022